SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

        [X]    Preliminary Proxy Statement

        [  ]   Confidential, for Use of the Commission Only (as permitted by
               Rule 14a-6(e)(2))
        [  ]   Definitive Proxy Statement
        [  ]   Definitive Additional Materials
        [  ]   Soliciting Material Pursuant to ss. 240.14a-12

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                                       Orchard Series Fund
                       (Name of Registrant as Specified in its Charter)

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         (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check appropriate box):

        [X]    No fee required.
        [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2) Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4) Proposed maximum aggregate value of transaction:

         (5) Total fee paid:

        [ ] Fee paid previously with preliminary materials.

        [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               (1) Amount Previously Paid:

               (2) Form, Schedule or Registration No.:

               (3) Filing Party:

               (4) Date Filed:


5

                                      ORCHARD SERIES FUND

                    Executive Offices: 8515 East Orchard Road
                        Greenwood Village, Colorado 80111

                         Mailing Address: P.O. Box 1700
                             Denver, Colorado 80201

                             NOTICE OF MEETING OF SHAREHOLDERS OF

         Orchard S&P 500(R) Index Fund         Orchard Nasdaq-100(R) Index Fund
              Orchard DJIASM Index Fund           Orchard Index 600 Fund

TO THE SHAREHOLDERS OF THE AFOREMENTIONED FUNDS OF ORCHARD SERIES FUND:

        You are hereby notified that, pursuant to the Bylaws of Orchard Series Fund, Inc. ("Orchard"), a meeting of shareholders (the "Meeting") will be held at 8525 East Orchard Road, Greenwood Village, Colorado on Friday, March 30, 2001 at 11:30 a.m., Mountain Time, for the following purposes:

         1. To change the sub-classification from diversified to non-diversified. Only eligible shareholders of the following funds of Orchard are entitled to vote on this proposal: Orchard S&P 500(R) Index, Orchard Nasdaq-100(R) Index, Orchard DJIASM Index and Orchard Index 600 Funds.

         2. To approve a new sub-advisory agreement appointing Barclays Global Fund Advisors as Sub-advisor. Only eligible shareholders of the following funds of Orchard are entitled to vote on this proposal: Orchard S&P 500(R) Index, Orchard Nasdaq-100(R) Index, Orchard DJIASM Index and Orchard Index 600 Funds.

        3. To amend the fundamental investment limitation concerning concentration. Only eligible shareholders of the following funds of Orchard are entitled to vote on this proposal: Orchard S&P 500(R) Index, Orchard Nasdaq-100(R) Index, Orchard DJIASM Index and Orchard Index 600 Funds.

        The Board of Trustees has fixed the close of business on February 15, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof. Owners of certain variable annuity contracts, certain qualified retirement plans and certain non-qualified deferred compensation plans are entitled to provide voting instructions with respect to their proportionate interest in the Funds of Orchard.

        You are invited and encouraged to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of Proxy and return it promptly in the envelope provided for that purpose. The enclosed Proxy is being solicited by the Board of Trustees of Orchard.

                                            By Order of the Board of Trustees,


                                            Beverly A. Byrne
                                            Secretary

Your vote is important no matter how many shares you owned on the record date. Please indicate your voting instructions on the enclosed proxy card. Date, sign and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. We ask your cooperation in mailing your proxy card promptly.

                                 PROXY STATEMENT
                               ORCHARD SERIES FUND

                    Executive Offices: 8515 East Orchard Road
                        Greenwood Village, Colorado 80111

                         Mailing Address: P.O. Box 1700
                             Denver, Colorado 80201

                                  MEETING OF SHAREHOLDERS OF

         Orchard S&P 500(R) Index Fund Orchard Nasdaq-100(R) Index Fund
                Orchard DJIASM Index Fund Orchard Index 600 Fund

Introduction

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Orchard Series Fund ("Orchard"), a Delaware business trust, to be voted at a meeting of shareholders of certain Funds (as defined below) of Orchard (the "Meeting"), to be held at 8525 East Orchard Road, Greenwood Village, Colorado, on Friday, March 30, 2001 at 11:30 a.m., Mountain Time. It is anticipated that the approximate mailing date of this Proxy Statement will be March 2, 2001.

        The Board of Trustees has fixed the close of business on February 15, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof (the "Record Date"). Only the following Funds of Orchard are affected by the proposals described in this Proxy Statement: Orchard S&P 500(R) Index, Orchard Nasdaq-100(R) Index, Orchard DJIASM Index and Orchard Index 600 Funds (each, a "Fund" and, collectively, the "Funds"). Some of these Funds are not affected by certain proposals.

        Shares of the Funds are sold to certain qualified retirement plans and non-qualified deferred compensation plans. As well, shares of the Funds are sold to FutureFunds Series Account II of Great-West Life & Annuity Insurance Company ("GWL&A") and TNE Series (k) Account of New England Life Insurance Company to fund certain variable annuity contracts. FutureFunds Series Account II and TNE Series (k) Account are not registered with the Securities and Exchange Commission and the vote of the owners of contracts issued through FutureFunds Series Account II and TNE Series (k) Account is not being solicited.

        The investment adviser to Orchard is GW Capital Management, LLC. ("GWCM"), 8515 East Orchard Road, Greenwood Village, Colorado 80111, a wholly owned subsidiary of GWL&A. The principal underwriter to Orchard is One Orchard Equities, Inc., 8505-8525 East Orchard Road, Greenwood Village, Colorado 80111, a wholly owned subsidiary of GWL&A.

        Shares as to which no timely instructions are received, shares owned by GWLA, which provided initial capital to Orchard, and shares owned by FutureFunds Series Account II and TNE Series (k) Account will be voted in proportion to the voting instructions that are received from the shareholders of certain qualified retirement plans and certain non-qualified deferred compensation plans. Voting instructions to abstain on any proposal will be applied on a pro rata basis to reduce the votes eligible to be cast. A proxy may be revoked at any time before it is voted by sending written revocation, properly executed, to Orchard's Secretary before the Meeting or by attending the Meeting. In addition to the solicitation of proxies by mail, proxies may be solicited by officers and employees of Orchard or its agents or affiliates personally or by telephone.

        The following table indicates the eligible voters with respect to the proposals being presented at the Meeting:


========================= ======================== ============================
Proposal                  Summary                    Eligible Voters

========================  ======================= ==============================
----------------------- -------------------------- ----------------------------



1.  To change the                 Shareholders are being asked   Only Contractowners having
sub-classification from           to change the                  an interest in an investment
diversified to non-diversified.   sub-classification of their    option corresponding to the
                                  Fund from  diversified  to Orchard  S&P 500(R)
                                  Index,  non-diversified,  which would  Orchard
                                  Nasdaq-100(R)  Index,  permit  their  Fund to,
                                  among  Orchard  DJIASM Index and other things,
                                  invest more of Orchard  Index 600 Funds on its
                                  total assets in fewer the Record Date. issuers
                                  than it could as a diversified Fund.

================================= ============================ ==============================
--------------------------------- ---------------------------- ------------------------------
2.  To approve a new              Shareholders are being asked   Only Contractowners having
sub-advisory agreement            to approve a new               an interest in an investment
appointing Barclays Global Fund   sub-advisory agreement         option corresponding to the
Advisors as Sub-advisor.          whereby Barclays Global Fund   Orchard S&P 500(R)Index,
                                  Advisors would provide the     Orchard Nasdaq-100(R)Index,
                                  day-to day investment          Orchard DJIASM Index and
                                  management for their Fund.     Orchard Index 600 Funds on
                                                                 the Record Date.
--------------------------------- ---------------------------- ------------------------------
--------------------------------- ---------------------------- ------------------------------
3.  To amend the fundamental      Shareholders are being asked   Only Contractowners having
investment limitation             to amend the investment        an interest in an investment
concerning concentration.         limitation that prohibits      option corresponding to the
                                  their Fund from                Orchard S&P 500(R)Index,
                                  concentrating its              Orchard Nasdaq-100(R)Index,
                                  investments so as to provide   Orchard DJIASM Index and
                                  it with the flexibility to     Orchard Index 600 Funds
                                  concentrate its investments
                                  in a particular industry or
                                  group of industries when its
                                  benchmark index is so
                                  concentrated.
--------------------------------- -------------------------- -----------------------


        The Board of Trustees, including all of the Trustees who are not "interested persons" of Orchard, GWCM or, in the case of Proposal 2, Barclays Global Fund Advisors (the "Independent Trustees"), recommends that shareholders vote FOR each proposal.

        If the enclosed form of proxy is duly executed and returned in time to be voted at the Meeting, and not subsequently revoked, all shares represented by the proxy will be voted in accordance with the instructions marked thereon. Unmarked proxies received from Contractowners will be voted in favor of the proposals.

        The Board may seek one or more adjournments of the Meeting to solicit additional shareholders, if necessary, to obtain a quorum for the Meeting, or to obtain the required shareholder vote for approval of the proposals. An adjournment would require the affirmative vote of the holders of a majority of the shares present at the Meeting (or an adjournment thereof) in person or by proxy and entitled to vote. If adjournment is proposed in order to obtain the required shareholder vote on a particular proposal, the persons named as proxies will vote in favor of adjournment those shares that they are entitled to vote in favor of such proposal and will vote against adjournment those shares that they are required to vote against such proposal. A shareholder vote may be taken on one or more of the proposals discussed herein prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

        Orchard and the Funds will pay no expenses associated with this proxy solicitation. Such expenses will be paid by GWCM. Management of Orchard knows of no other business, other than that set forth in Proposals 1, 2 and 3, which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed Proxy to vote in accordance with their best judgment.

Beneficial Ownership

        Each Fund is a separate series of Orchard and is represented by a separate class of common stock. Holders of common stock of each Fund on the Record Date will be entitled to one vote for each share held (and fractional votes corresponding to any fractional shares), with no shares having cumulative voting rights.

        As of the Record  Date,  no persons  other  than  FutureFunds  II Series
Account, TNE Series (k) Account, and GWL&A were entitled to provide voting instructions with respect to 5% or more of a Fund's outstanding shares. The number of shares outstanding for each Fund and the number of shares of each Fund held by these respective entities, as of February 15, 2001, are set forth in the table below. As of February 15, 2001, the Trustees and executive officers of Orchard did not own any shares of the Funds.

------------ ----------------- --------------- ------------- -------------------
Fund         Total Aggregate   FutureFunds     TNE Series (k)    GWL&A
             Shares            II Series       Account           Account

----------------------- ----------------- --------------- -----------------
--------------------
----------------------- ----------------- --------------- -----------------
--------------------
Orchard S&P 500(R)
Index

----------------------- ----------------- --------------- -----------------
--------------------
----------------------- ----------------- --------------- -----------------
--------------------
Orchard Nasdaq-100(R)
Index

----------------------- ----------------- --------------- -----------------
--------------------
----------------------- ----------------- --------------- -----------------
--------------------
Orchard DJIASM Index

----------------------- ----------------- --------------- -----------------
--------------------
----------------------- ----------------- --------------- -----------------
--------------------
Orchard Index 600
----------------------- ----------------- --------------- -----------------
--------------------




PROPOSAL 1: TO CHANGE THE SUB-CLASSIFICATION FROM DIVERSIFIED TO NON-DIVERSIFIED

        Only eligible shareholders of the following Funds are entitled to vote on this proposal: Orchard S&P 500(R) Index, Orchard Nasdaq-100(R) Index, Orchard DJIASM Index and Orchard Index 600 Fund (each a "Diversified Index Fund" and, collectively, the "Diversified Index Funds").

        Each Diversified Index Fund is classified as a management investment company under the 1940 Act, and sub-classified as open-end and diversified. In order to be a "diversified company" at least 75% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other investment companies, and other securities limited with respect to any one issuer to an amount not greater in value than 5% of the value of the total assets of such company and to not more than 10% of the outstanding voting securities of such issuer. A "non-diversified company" is any management company other than a diversified company and, therefore, has more flexibility to invest its assets in the securities of a single issuer. At the Meeting, shareholders of each Diversified Index Fund will be asked to approve a change of its sub-classification from diversified to non-diversified.

        Each Diversified Index Fund seeks to track the investment performance of a benchmark index as described below:

 Orchard DJIASM Index Fund                  Dow Jones Industrial AverageSM

 Orchard Nasdaq-100 Index(R)Fund             Nasdaq-100 Index(R)

 Orchard Index 600 Fund                     S&P SmallCap 600 Stock Index

 Orchard S&P 500 Index(R)Fund                SP 500 Composite Stock Price Index

        To achieve its objective, each Diversified Index Fund generally invests in the stocks of a large number of companies. Market fluctuations, however, can cause the index to be dominated by a small number of companies. Under these circumstances, a Diversified Index Fund would be prohibited from acquiring additional shares of those companies if the acquisition would cause the Fund to become non-diversified. Consequently, its classification as diversified may impede a Diversified Index Fund's ability to track its benchmark index. The Board of Trustees has approved the proposed change of the Diversified Index Funds' sub-classification from diversified to non-diversified to increase the investment flexibility of each Diversified Index Fund and thereby improve the ability of each Diversified Index Fund to track its benchmark index when the benchmark index becomes non-diversified.

        Change to non-diversified status would provide greater discretion to enter into more concentrated positions with respect to individual investments. Regardless of whether it is sub-classified as diversified or non-diversified, each Diversified Index Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), in order to relieve it of any liability for federal income tax to the extent its earnings are distributed to shareholders. The diversification test under the Code applies at the end of each fiscal quarter and generally requires that at least 50% of the value of total assets be represented by the types of assets that satisfy the 75% asset diversification requirement imposed by the 1940 Act. In addition, no more than 25% of the value of each Diversified Index Fund's assets may be invested in the securities of any one issuer. Each Diversified Index Fund also intends to maintain the level of diversification necessary under the Code to permit investment by separate accounts that fund variable contracts. A Diversified Index Fund may not be able to track its benchmark index as closely as a non-diversified fund if the composition of that index would cause the Diversified Index Fund to make investments that result in the Fund being non-diversified. As a non-diversified company, a Diversified Index Fund will be better able to meet its investment objective.

Recommendation of the Board of Trustees

        At a meeting held on December 14, 2000, the Board of Trustees evaluated this proposal. Prior to and during the meeting, the Board of Trustees requested information deemed necessary to enable it to determine whether the proposal is in the best interest of each Diversified Index Fund and its shareholders. Based upon its review and evaluation of the materials it received, and in consideration of all factors deemed relevant, the Board of Trustees determined that this proposal is reasonable and in the best interest of each Diversified Index Fund and its shareholders. Accordingly, the Board of Trustees, including all of the Independent Trustees, voted unanimously to approve the proposal and to recommend to shareholders of each Diversified Index Fund that they vote "FOR" the proposed change.

Vote Required

        This proposal will be acted upon separately by each Diversified Index Fund. In order for this proposal to be approved for a Diversified Index Fund, the affirmative vote of the holders of a majority of the outstanding shares of each of that Fund is required. "Majority" for this purpose means: (a) 67% or more of the outstanding shares present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares, whichever is less. If this proposal is not approved by the shareholders, the Board of Trustees will consider other actions that may be taken.

PROPOSAL 2: TO APPROVE A NEW SUB-ADVISORY  AGREEMENT  APPOINTING BARCLAYS GLOBAL
     FUND ADVISORS AS SUB-ADVISOR

        Eligible shareholders of each Fund are entitled to vote on this proposal.

        The Board of Trustees, including the Independent Trustees, has approved, and recommends that the shareholders of each Fund approve, a proposal to adopt a new sub-advisory agreement (the "Barclays Sub-Advisory Agreement") for each Fund in substantially the same form as attached hereto in Exhibit A.

        Currently, GW Capital Management, LLC ("GWCM") provides day-to-day investment management for each Fund. It is proposed that Barclays Global Fund Advisors ("Barclays") be appointed as sub-advisor to provide the day-to-day management responsibilities for the Funds according to the terms and conditions of the Barclays Sub-Advisory Agreement attached hereto as Exhibit A. GWCM will continue to be responsible for the overall management of each Portfolio and will continue to provide all the services it is obligated to provide to each Fund other than the services described in the Barclays Sub-Advisory Agreement. The services provided by Barclays will be subject to review by GWCM and Orchard's Board of Trustees.

Description of Barclays Sub-Advisory Agreement

        If the Barclays Sub-Advisory  Agreement is approved, the total operating
expense  ratios  for  the  Funds  will  not  increase.   The  Proposed  Barclays
Sub-Advisory Agreement, in brief provides that:

o GWCM generally will pay Barclays a portion of the investment management fee that GWCM receives from Orchard with respect to each Fund (as more fully described in the Barclays Sub-Advisory Agreement) as follows: For the Orchard Index 500, Orchard Index 600, Orchard DJIASM Index, Orchard S&P 500 Index(R) Funds: First $2.250 billion of average daily net assets - - 0.03%; Next $1.000 billion - - 0.02%; Over $3.250 billion - -0.01%.

o Barclays will manage the Funds' investments and otherwise determine what investments each such Fund will purchase, retain and sell.

o Barclays will select brokers to effect trades for the Funds. Barclays may select Barclays Global Investors Services, an affiliate of Barclays, to effect such trades in accordance with procedures adopted by the Board of Trustees.

o Barclays will maintain certain books and records on behalf of the Funds. o Barclays will provide regular reports to GWCM and the Board with respect to the implementation of the approved overall investment plan for each Fund and any other activities in connection with the management of the assets of each Fund.

o GWCM and Barclays will arrange an administrative process which permits GWCM to appropriately reflect the transactions, positions and obligations of each Fund in the determination by GWCM of the daily value of each Fund.

 Information About Barclays

        Barclays is one of the largest managers of index-style pooled investment vehicles in the world with approximately $800 billion under management. Barclays is registered with the SEC as an investment adviser and is a wholly-owned subsidiary of Barclays Global Investors, N.A. ("BGI") a national banking association organized under the laws of the United States. The address for Barclays and BGI is 45 Fremont Street, San Francisco, CA 94105. The table below lists the name, address and principal occupation of the principal executive officers and each director of Barclays.

         Name                                Title

         ----------------------------------- -----------------------------------
         Andrea Zulberti                     Director

         Patricia Dunn                       Director and Managing Director
         Garrett F. Bouton                   Chairman   and   Chief   Executive
                                             Officer

Each of the above persons is an employee of Barclays and BGI, and their business address is: 45 Fremont Street, San Francisco, CA 94105.

Reasons for the Proposal

        GWCM has proposed the designation of Barclays as sub-adviser for each Fund in order to take advantage of Barclays' experience and expertise as managers of index-styled pools. As of December 31, 2000, Barclays and its affiliates managed over $800 billion in assets and, Barclays itself managed $21 billion. GWCM believes efficiencies of scale may be achieved by utilizing Barclays' resources in implementing the overall investment plan for each Fund. These efficiencies include the potential to more closely track the benchmark indexes of the Funds and, therefore, enhance investment performance. As well, as such a large manager of index-styled mutual funds, Barclays personnel are well-positioned to provide or obtain such services as may be necessary in managing, acquiring and disposing of investments on behalf of the Funds, consulting as appropriate with GWCM, and to perform research and obtain and evaluate the economic, statistical and financial data relevant to the investment policies of the Funds.

Barclays' Securities Lending Program

        The Board considered that if shareholders approve this Proposal 2, it is currently intended that BGI will serve as the securities lending agent for the Portfolios. The Fund, Barclays and BGI currently intend to seek exemptive relief from the SEC to permit BGI to receive a fee for providing such services to the Securities Lending Portfolios. Until exemptive relief is granted, BGI may be compensated pursuant to a formula designed solely to reimburse BGI for the actual costs of BGI's securities lending activity of the Portfolios' participation in the securities lending program. Until the relief is granted, the payments to BGI may not exceed 40% of the income generated by the Portfolios' participation in the securities lending program. After relief is granted, BGI will be compensated as lending agent based on a percentage of the revenue generated by a Fund's participation in the Program. The Board of Trustees will obtain competing quotes with respect to lending agent fees to assist the Board in making the following findings: that (i) the contract with BGI is in the best interest of the Fund and its shareholders; (ii) the services performed by BGI are required for the Fund; (iii) the nature and quality of the services provided by BGI are at least equal to those provided by others offering the same or similar services; and (iv) the fees for BGI's services are fair and reasonable in light of the usual and customary charges imposed by others for services of the same nature and quality. As well, the contract with BGI for lending agent services will be reviewed at least annually and will be approved for continuation only if a majority of the Board (including a majority of Disinterested Directors) makes the foregoing findings.

Other Matters Considered by the Board

        The proposal concerning the Barclays Sub-Advisory Agreement was approved by the Board of Trustees of Orchard, and all the Independent Trustees, on December 14, 2000. The Board received materials relating to the proposed Barclays Sub-Advisory Agreement in advance of the meeting at which the Barclays Sub-Advisory Agreement was considered, and had the opportunity to ask questions and request further information in connection with such consideration. The Trustees considered information about, among other things:

o    Barclays and its personnel, resources and investment process;

o the advisory fee rates payable to Barclays by GWCM and by other funds and client accounts managed or sub-advised by Barclays, and payable by similar funds managed by other advisers (Exhibit B to this Proxy Statement contains information about the fees paid to Barclays by other funds managed or sub-advised by Barclays that have investment objectives similar to the Funds');

o the total expense ratios of the Funds and of similar funds managed by other advisers; and

o Barclays' practices regarding the selection and compensation of brokers and dealers that will execute portfolio transactions for the Funds.

o Barclays experience and expertise as managers of index style mutual funds and the fact that efficiencies of scale may be achieved by utilizing the resources of Barclays to implement the overall investment plan for each Fund including the potential to more closely track the respective benchmark indexes of the Funds and, therefore, enhance investment performance.

        After considering all information deemed necessary, the Board determined that the proposal is in the best interest of each Fund and its shareholders. Accordingly, the Board of Trustees, including all of the Independent Trustees, voted unanimously to approve the proposal and to recommend to shareholders of each Fund that they vote "FOR" the proposed Barclays Sub-Advisory Agreement.

Vote Required

        This proposal will be acted upon separately by each Fund. In order for this proposal to be approved for a Fund, the affirmative vote of the holders of a majority of the outstanding shares of that Fund is required. "Majority" for this purpose means: (a) 67% or more of the outstanding shares present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares, whichever is less. If this proposal is not approved by the shareholders, GWCM will continue to manage the Funds' daily investment activities and the Board of Trustees will consider other actions that may be taken.

PROPOSAL 3: TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING CONCENTRATION OF
INVESTMENTS

        Eligible shareholders of each Fund are entitled to vote on this proposal.

        Section 8(b)(1) of the 1940 Act requires a mutual fund to state in its registration statement its policy relating to, among other things, concentrating investments in a particular industry or group of industries. The Funds have been operating under the following fundamental investment limitation concerning concentration of investments (the "Concentration Limitation"):

        Each Fund will not invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry; utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone will be considered a separate industry for purposes of this restriction; provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

The Trustees recommend that shareholders vote to amend the current Concentration Limitation to allow each Fund to concentrate its investments in a particular industry or group of industries when the index whose performance the Fund seeks to track is concentrated in that industry or group of industries.

        The 1940 Act does not define what constitutes concentration. However, the staff of the SEC takes the position that investment of more than 25% of a mutual fund's assets in an industry constitutes concentration. A mutual fund can change its concentration status without shareholder approval only if the fund's registration statement clearly describes, in as much detail as practicable, the circumstances under which the fund may concentrate its investments.

        As index funds, each Fund's investments consist primarily of the securities that comprise its benchmark index. There may be times when the Fund's benchmark index is concentrated in a particular industry or group of industries. In these circumstances, the Fund would need the investment flexibility to concentrate in that industry. Under the current Concentration Limitation, a Fund would not be able to concentrate in an industry even though its benchmark index is so concentrated.

        If shareholders approve this proposal, the current Concentration Limitation will be amended to clarify that each Fund may concentrate its investments in a particular industry or group of industries if its benchmark industry is so concentrated. In addition, by using the term "concentrate" instead of the phrase "invest more than 25%," the amendment would provide the Funds with the flexibility to respond if the staff of the SEC reinterprets the term "concentration." The amendment would be effected by adding the following, or substantially similar, language to the end of the current Concentration
Limitation:

        Notwithstanding the foregoing, each Index Fund may concentrate its investments in a particular industry or group of industries if its benchmark index (as described in the Index Fund's current prospectus) is so concentrated; for purposes of this limitation, whether an Index Fund is concentrating in an industry or group of industries shall be determined in accordance with the Investment Company Act of 1940 and as interpreted or modified from time to time by any regulatory or judicial authority having jurisdiction.

Recommendation of the Board of Trustees

        At a meeting held on December 14, 2000, the Board of Trustees evaluated this proposal. Prior to and during the meeting, the Board of Trustees requested information it deemed necessary to determine whether the proposal is in the best interest of each Fund and its shareholders. Based upon its review and evaluation of the materials it received and in consideration of all factors deemed relevant, in particular, the fact that the proposed Concentration Limitation, in the view of the Funds' investment adviser, clearly discloses the specific conditions under which each Fund would change from concentrating to not concentrating and would provide each Fund with the flexibility needed to track its benchmark index, the Board of Trustees concluded that this proposal is in the best interest of each Fund and its shareholders. Accordingly, the Board of Trustees, including all of the Independent Trustees, voted unanimously to approve the proposal and to recommend to shareholders of each Fund that they vote FOR the proposal.

Vote Required

This proposal will be acted upon separately by each Fund. In order for this proposal to be approved for a Fund, the affirmative vote of the holders of a majority of the outstanding shares of that Fund is required. "Majority" for this purpose means: (a) 67% or more of the outstanding shares present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares, whichever is less. If the proposal is not approved, the Board of Trustees will consider other actions that may be taken.

                                    ADDITIONAL INFORMATION

Shareholder Proposals

        Orchard does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders must be received by Orchard in writing a reasonable amount of time before Orchard solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting.

Orchard will furnish, without charge, a copy of the 2001 annual report and the April 30, 2000 semi-annual report upon request to: Mr. Tim Dombrowsky, 8515 East Orchard Road, Greenwood Village, Colorado 80111; (800) 537-2033, ext. 4538.

                                            BY ORDER OF THE BOARD OF TRUSTEES,


                                            Beverly A. Byrne
                                            Secretary

                                            EXHIBIT A

                                             Form of
                                     SUB-ADVISORY AGREEMENT

        SUB-ADVISORY AGREEMENT (herein "the Agreement" or "this Agreement") made this day of , 2000 by and between G W Capital Management, LLC, a Colorado limited liability company registered as an investment adviser under the Investment Advisers Act of 1940 ("the Adviser"), Barclays Global Fund Advisors, a corporation organized under the laws of California , registered as an investment adviser under the Investment Advisers Act of 1940 ("the Sub-adviser"), and Orchard Series Fund, a Delaware Business Trust ("Orchard" or "the Fund"), this Agreement embodying the arrangement whereby the Sub-adviser will act as an investment adviser to Orchard funds (the "Portfolios") listed in Schedule A attached hereto, as such Schedule may be amended from time to time by mutual written agreement, in conjunction with the Adviser, as follows:

                                           ARTICLE I
                                           Preamble

        The Fund entered into an Investment Advisory Agreement with the Adviser, a copy of which has been provided to the Sub-adviser. This advisory agreement and all amendments thereto are hereinafter referred to as "the GW Agreement". In the GW Agreement, the Adviser agreed to act as adviser to and manager of the Fund. In that capacity it agreed to manage the investment and reinvestment of the assets of any portfolio of the Fund in existence or created in the future and to administer the Fund's affairs. The Adviser wishes to obtain assistance with respect to its aforesaid advisory and management role with respect to the Portfolios only to the extent described herein, and the Fund by this Agreement agrees to such arrangement.

                                          ARTICLE II
                                   Duties of the Sub-adviser

        The Adviser hereby employs the Sub-adviser to act with the Adviser as investment advisers to and managers of the Portfolios, and, subject to the review of the Board of Directors of the Fund ("the Board"), to manage the investment and reinvestment of the assets of the Portfolios and to administer its affairs, for the period and on the terms and conditions set forth in this Agreement. The Sub-adviser hereby accepts such employment and agrees during such period, at its own expense to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Sub-adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized by this Agreement or otherwise, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

        A. Investment Sub-Advisory Services. In carrying out its obligations to assist in managing the investment and reinvestment of the assets of the Portfolios, the Sub-adviser shall, when appropriate and consistent with the limitations set forth in Section B hereof:

               (a) perform research and obtain and evaluate pertinent economic, statistical, and financial data relevant to the investment policies of the Portfolios;
               (b) consult with the Adviser and with the Board and furnish to the Adviser and the Board recommendations with respect to an overall investment plan for the Portfolios for approval, modification, or rejection by the Board;

               (c) seek out specific investment opportunities for the Portfolios consistent with an overall investment plan approved by the Adviser and the Board;
               (d) take such steps as are necessary to implement any overall investment plan approved by the Board for the Portfolios including making and carrying out decisions to acquire or dispose of permissible investments as set forth in the Fund's Registration Statement, management of investments and any other property of the Portfolios and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments, consulting as appropriate with the Adviser;

               (e) regularly report to the Adviser and the Board with respect to the implementation of any approved overall investment plan and any other activities in connection with management of the assets of the Portfolios;

               (f) communicate as appropriate to the Adviser adequate and timely information on investment related activity within the Portfolios, including, but not limited to purchases, sales and contractual commitments ;

               (g) arrange with the applicable broker or dealer at the time of the purchase or sale of investments or other assets of the Portfolios for the appropriate delivery of the investment or other asset;

               (h) report monthly in writing to the Adviser and report at least annually in person to the Board with respect to the implementation of the approved investment plan and any other activities in connection with management of the assets of the Portfolios;

               (i) maintain all records, memoranda, instructions or authorizations relating to the acquisition or disposition of investments or other assets of the Portfolios required to be maintained by Sub-adviser;

               (j) arrange with the Adviser an administrative process which permits the Adviser to appropriately reflect in its daily determination of unit values, the transactions, positions and obligations of the Portfolios resulting from the investment management services provided to the Portfolios;

               (k)  vote all shares held by the Portfolios.

        In connection with the rendering of the services required to be provided by the Sub-adviser under this Agreement, the Sub-adviser may, to the extent it deems appropriate and subject to compliance with the requirements of applicable laws and regulations, and upon receipt of written approval of the Fund, make use of its affiliated companies, if any, and their employees; provided that the Sub-adviser shall supervise and remain fully responsible for all such services in accordance with and to the extent provided by this Agreement.

        It is understood that any information or recommendation supplied by the Sub-adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser in connection with the Portfolios.

        The Adviser will continue to provide all of the services described in the GW Agreement other than the services described above which have been delegated to the Sub-adviser in this Agreement.

        If, in the judgment of the Sub-adviser, the Portfolios would be benefited by supplemental investment research from other persons or entities, outside the context of brokerage transactions referred to in Article IV hereof, the Sub-adviser is authorized to obtain, and pay at its own expense, for such information.

        B. Limitations on Advisory Services. The Sub-adviser shall perform the services under this Agreement subject to the review of the Adviser and the Board and in a manner consistent with the investment objectives, policies, and restrictions of the Portfolios and/or Fund as stated in its Registration Statement, as amended from time to time, filed with the Securities and Exchange Commission, its Articles of Incorporation and Bylaws, as amended from time to time, and the provisions of the Investment Company Act of 1940, as amended.

        The Fund has furnished or will furnish the Sub-adviser with copies of the Fund's Registration Statement, Prospectus, Articles of Incorporation, and Bylaws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-adviser with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-adviser will be entitled to rely on all documents furnished by the Fund.

                                          ARTICLE III
                                Compensation of the Sub-adviser

        A. Investment Advisory Fee. The Adviser, and not the Fund, will pay on the last day of each month as monthly compensation to the Sub-adviser for the services rendered by the Sub-adviser with respect to the Portfolios, as described in Schedule B attached hereto, as such Schedule may be amended from time to time by mutual written agreement.

        Payment to the Sub-adviser will be made monthly by the Adviser based on the average daily net assets of the Portfolios during each month. If this Agreement is terminated, the payment shall be prorated to the effective date of termination.

        B. Allocation of Expenses. The Sub-adviser shall be responsible for all expenses incurred in performing the services set forth in Article II hereof. These expenses include only the costs incurred in providing sub-advisory services pursuant to this Agreement (such as compensating and furnishing office space for officers and employees of the Sub-adviser connected with investment and economic research, trading, and investment management of the Portfolio). As described in the GW Agreement, the Fund and/or the Adviser pays all other expenses incurred in the operation of the Portfolios and all of its general administrative expenses. The Sub-adviser shall not be responsible for the following expenses of the Fund: organization and certain offering expenses of the Fund (including out-of-pocket expenses, but not including the Sub-adviser's overhead and employee costs); fees payable to the Sub-adviser and to any other Fund advisers or consultants; legal expenses; auditing and accounting expenses; interest expenses; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by or with respect to the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund's Administrator or of any transfer agent, registrar, or dividend disbursing agent of the Fund; payments to the Administrator for maintaining the Fund's financial books and records and calculating its daily net asset value; other payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates; other expenses in connection with the issuance, offering, distribution or sale of securities issued by the Fund; expenses relating to investor and public relations; expenses of registering and qualifying shares of the Fund for sale; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Fund, or of entering into other transactions or engaging in any investment practices with respect to the Fund; expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices and dividends to stockholders; costs of stationery or other office supplies; any litigation expenses; and costs of stockholders' and other meetings.

                                           ARTICLE IV
                             Portfolio Transactions and Brokerage

        The Sub-adviser agrees to determine the securities to be purchased or sold by the Portfolios, subject to the provisions of Article II regarding coordination with and supervision by the Adviser and the Fund's Board of Directors, and to place orders pursuant to its determinations, either directly with the issuer, with any broker dealer or underwriter that specializes in the securities for which the order is made, or with any other broker or dealer selected by the Sub-adviser, subject to the following limitations.

        The Sub-adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Portfolios and will use its best efforts to obtain the most favorable net results and execution of the Portfolios' orders, taking into account all appropriate factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of the transaction.

        The Sub-adviser is specifically authorized to allocate brokerage and principal business to firms that provide such services or facilities and to cause the Fund to pay a member of a securities exchange or any other securities broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-adviser's over-all responsibilities with respect to the accounts as to which it exercises investment discretion (as that term is defined in Section 3(a)(35) of the Securities Exchange Act of 1934). The Sub-adviser shall regularly report to the Adviser and the Board with respect to the brokerage commissions incurred by the Portfolios for the purchases and sales of its portfolio securities. The Adviser and the Board will review the amount of such brokerage commissions and consult with the Sub-adviser in that regard.

        Subject to the above requirements and compliance with the provisions of the Investment Company Act of 1940, the Securities and Exchange Act of 1934, other applicable provisions of law, and the terms of any exemption(s) therefrom, nothing shall prohibit the Sub-adviser from selecting brokers or dealers with which it or the Fund are affiliated.

                                           ARTICLE V
                                 Activities of the Sub-adviser

        The services of the Sub-adviser to the Fund under this Agreement are not to be deemed exclusive and the Sub-adviser will be free to render similar services or other services to others so long as the Sub-adviser fulfills its rights and obligations under this Agreement. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Sub-adviser, as directors, officers, employees or shareholders or otherwise, and that directors, officers, employees or shareholders of the Sub-adviser are or may become similarly interested in the Fund, and that the Sub-adviser is or may become interested in the Fund as shareholder or otherwise.

        It is agreed that the Sub-adviser may use any supplemental investment research obtained for the benefit of the Portfolios in providing investment advice to its other investment advisory accounts. The Sub-adviser or its affiliates may use such information in managing their own accounts. Conversely, such supplemental information obtained by the Sub-adviser for the benefit of the Sub-adviser or other entities advised by the Sub-adviser may be considered by and may be useful to the Sub-adviser in carrying out its obligations to the Fund.

        Securities held by the Portfolios may also be held by separate accounts or other mutual funds for which the Sub-adviser or its affiliates act as an adviser or sub-adviser, or by the Sub-adviser or its affiliates. Because of different investment objectives or other factors, a particular security may be bought by the Sub-adviser or its affiliates or for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Portfolios or other entities for which the Sub-adviser or its affiliates act as investment adviser or sub-adviser or for their advisory clients arise for consideration at or about the same time, the Fund agrees that the Sub-adviser may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Sub-adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Fund recognizes that there may be an adverse effect on price.

        It is agreed that, on occasions when the Sub-adviser deems the purchase or sale of a security to be in the best interests of the Portfolios as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be so sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolios and to such other accounts or companies. The Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolios.

                                          ARTICLE VI
                                Effectiveness of the Agreement

        The Agreement shall not become effective (and the Sub-adviser shall not serve or act as hereunder) unless and until it is approved by the Board of Directors of the Fund including a majority of directors who are not parties to this Agreement or interested persons of any such party to this Agreement, and by a majority of the shareholders of each of the Portfolios; and this Agreement shall come into full force and effect on the date it is so approved..

                                          ARTICLE VII
                               Term of the Agreement; Amendment

        The Agreement shall remain in effect until two years from the date first above-written and shall continue so long as such continuance is annually approved thereafter (a) by the vote of a majority of the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of each of the Portfolios, and (b) by the vote of a majority of the members of the Board, who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the Board shall request and evaluate, and the Sub-adviser shall furnish, such information as may be reasonably necessary to evaluate the terms of this Agreement. This Agreement:

(a) shall not be terminated by the Sub-adviser without sixty days prior written notice;

(b) shall be subject to termination, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of each of the Portfolios, on sixty days written notice to the Sub-adviser;

(c) may be amended only by a written instrument signed by the Fund on behalf of , the Adviser and the Sub-adviser; provided that no material amendment of this Agreement shall be effective without specific approval of such amendment by
(i) the Board, including a majority of those directors who are not parties to this Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the outstanding shares of each of the Portfolios; and

   (d)    shall automatically terminate upon assignment by either party.

                                         ARTICLE VIII
                                         Recordkeeping

        The Sub-adviser agrees that all accounts and records which it maintains for the Portfolios shall be the property of the Fund and that it will surrender promptly to the designated officers of the Fund any or all such accounts and records upon request. The Sub-adviser further agrees to preserve for the period prescribed by the rules and regulations of the Securities and Exchange Commission all such records as are required to be maintained pursuant to said rules. The Sub-adviser also agrees that it will maintain all records and accounts regarding the investment activities of the Fund in a confidential manner; provided, however, that the Sub-adviser may make such records and accounts available to its legal counsel and independent auditors. All such accounts or records shall be made available, within five (5) business days of the request, to the Fund's accountants or auditors during regular business hours at the Sub-adviser's offices upon reasonable prior written notice; provided, however, that the Sub-adviser shall be permitted to keep such records or copies thereof for such periods of time as are necessary to comply with the rules and regulations of the Securities and Exchange Commission or other applicable provisions of state or federal law. In addition, the Sub-adviser will provide any materials, reasonably related to the investment sub-advisory services provided hereunder, as may be reasonably requested in writing by the directors or officers of the Fund or as may be required by any governmental agency or self-regulatory organization having jurisdiction.

                                          ARTICLE IX
                                 Liability of the Sub-adviser

        In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Sub-adviser or its officers, directors, employees, controlling persons, shareholders, and any other person or entity affiliated with the Sub-adviser, neither the Sub-adviser nor any of its officers, directors, employees, controlling persons, shareholders or any other person or entity affiliated with the Sub-adviser shall be subject to liability to the Fund or to any shareholder or the Adviser for any act or omission in the course of, or connected with, rendering services pursuant to this Agreement, including without limitation any error of judgment or mistake of law or for any loss suffered by the Fund or any shareholder in connection with the matters to which this Agreement relates. The federal securities laws impose liabilities under certain circumstances on persons who act in good faith and, therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Fund or any shareholder of the Fund may have under any federal securities laws. The Sub-adviser shall not be liable for the acts and omissions of any independent contractor used by it nor for those of any bank, trust company, broker or other person with whom or into whose hands any monies, shares of the Fund, or securities and investments may be deposited or come, pursuant to the provisions of this Agreement.

                                           ARTICLE X
                                        Indemnification

        Subject to Article IX, the Sub-adviser agrees and undertakes to hold the Adviser harmless and to indemnify and protect the Adviser from and against any and all lawsuits or other claims brought against the Adviser as a result of the activities (or omissions by the Sub-adviser to carry out its obligations hereunder) of the Sub-adviser under this Agreement, including the activities (or such omissions) of the Sub-adviser's officers and directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Sub-adviser or retained by it to perform or assist in the performance of its obligations under this Agreement; provided, however, that in no event is Sub-adviser's indemnity in favor of Adviser deemed to protect Adviser against any liability to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties under this Agreement or the GW Agreement.

        The Adviser agrees and undertakes to hold the Sub-adviser harmless and to indemnify and protect the Sub-adviser from and against any and all lawsuits or other claims brought against the Sub-adviser as a result of the activities of the Adviser under this Agreement and the GW Agreement (or omissions by the Adviser to carry out its obligations hereunder or thereunder), including the activities (or such omissions) of the Adviser's officers, directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Adviser or retained by it to perform or assist in the performance of its obligations under this Agreement or the GW Agreement;
provided, however, that in no event is Adviser's indemnity in favor of Sub-adviser deemed to protect Sub-adviser against any liability to which the Sub-adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties under this Agreement.

                                          ARTICLE XI
                        Agreements, Representations and Indemnification
                                Related to Disclosure Documents

        A. The Sub-adviser will cooperate with the Fund and the Adviser in connection with the registration or qualification of units of the Portfolios for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Fund may request and will cooperate with the preparation of the Disclosure Documents (as defined in Article XI.C. below). The Fund and the Adviser will provide the Sub-adviser with copies of all Disclosure Documents at least 10 days prior to distribution to investors or submission to governmental bodies or self-regulatory organizations and will incorporate its reasonable comments relating to the description of, or services to be provided by, the Sub-adviser or its affiliates, or relating to the description of the investment objectives and policies of the Portfolios.

        B. The Fund and the Adviser, jointly and severally, represent and warrant to the Sub-adviser that the Disclosure Documents will fully comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and other applicable laws, and the Disclosure Documents at all such times will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements or omissions in the Disclosure Documents made in reliance upon information furnished to the Fund or the Adviser in writing by the Sub-adviser which the Fund had informed the Sub-adviser was to be used in the particular Disclosure Document. The Fund and the Adviser will notify the Sub-adviser promptly of the happening of any event which in the judgment of the Fund or the Adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Fund and the Adviser need not make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used in the particular Disclosure Document.

        The Sub-adviser represents and warrants to the Fund and the Adviser that the information furnished in writing by it which the Fund has informed it is to be used in a particular Disclosure Document, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading as required by the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and other applicable laws. The Sub-adviser will notify the Fund and the Adviser promptly of the happening of any event which in the judgment of the Sub-adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Sub-adviser need only make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used in the particular Disclosure Statement.

        C. Notwithstanding Article X to the contrary, the Fund and the Adviser, jointly and severally, agree to hold harmless the Sub-adviser, its directors and officers (each such person a "Sub-adviser Indemnified Party"), and each person, if any, who controls the Sub-adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Fund's Registration Statement or Prospectus, or any amendment or supplement thereto, or in any preliminary prospectus, any other communication with investors or any other submissions to governmental bodies or self-regulatory agencies filed or distributed on or subsequent to the date first above-written (such documents being herein referred to as "Disclosure Documents") or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document.

        If any action or proceeding (including any governmental investigation) shall be brought or asserted against the Sub-adviser Indemnified Party in respect of which indemnity may be sought from the Fund and the Adviser, the Sub-adviser Indemnified Party shall promptly notify the Fund and the Adviser in writing, and the Fund and the Adviser shall assume the defense thereof, including the employment of counsel satisfactory to the Sub-adviser and the payment of all expenses. The Sub-adviser Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of the Sub-adviser Indemnified Party unless (a) the Fund or the Adviser has agreed to pay such fees and expenses or (b) the Fund or the Adviser shall have failed to assume the defense of such action or proceeding and to employ counsel satisfactory to the Sub-adviser in any such action or proceeding or (c) the named parties to any such action or proceeding (including any impleaded parties) include both the Sub-adviser Indemnified Party and the Fund or the Sub-adviser Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to any of them which are different from or additional to those available to the Fund or the Adviser (in which case, if the Sub-adviser Indemnified Party notifies the Fund and the Adviser in writing that it elects to employ separate counsel at the expense of the Fund and the Adviser, the Fund and the Adviser shall not have the right to assume the defense of such action or proceeding on behalf of the Sub-adviser Indemnified Party), it being understood, however, that the Fund and the Adviser shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Sub-adviser Indemnified Party, which firm shall be designated in writing by the Sub-adviser. Neither the Fund nor the Adviser shall be liable for any settlement of any such action or proceeding effected without their written consent, but if settled with their written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Fund and the Adviser agree to indemnify and hold harmless the Sub-adviser Indemnified Party from and against any loss or liability by reason of such settlement or judgment. It is understood that neither the Fund nor the Adviser may settle on behalf of the Sub-adviser without the consent of the Sub-adviser.

        Notwithstanding Article X to the contrary, the Sub-adviser agrees to indemnify and hold harmless the Fund and the Adviser, their directors and officers, and each person, if any, who controls the Fund or the Adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended, or
Section 20 of the Securities Exchange Act of 1934, as amended, to the same extent as the foregoing indemnity from the Fund and the Adviser to the Sub-adviser, but only with respect to information furnished in writing by it which the Fund had informed the Sub-adviser was to be used in the particular Disclosure Document. In case any action or proceeding shall be brought against the Fund or the Adviser, their directors or officers, or any such controlling persons, in respect of which indemnity may be sought against the Sub-adviser, the Sub-adviser shall have the rights and duties given to the Fund and the Adviser, and the Fund or the Adviser, their directors or officers, or such controlling persons shall have the rights and duties given to the Sub-adviser, by the preceding paragraph.

        D. The agreements, representations and indemnification contained in this
Article XI shall remain operative and in full force and effect regardless of (a) any investigation made by or on behalf of the Sub-adviser Indemnified Party or by or on behalf of the Fund or the Adviser, its directors and officers, or any person controlling the Fund or the Adviser or (b) any termination of this Agreement.

                                          ARTICLE XII
                                         Governing Law

        This Agreement shall be construed in accordance with the laws of the State of Colorado and the applicable provisions of the Investment Company Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, including such exemptions therefrom as the Securities and Exchange Commission may grant. Words and phrases used herein shall be interpreted in accordance with that Act and those rules and regulations. As used with respect to the Portfolios, the term "majority of the outstanding shares" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. To the extent that the applicable laws of the State of Colorado conflict with applicable provisions of the Investment Company Act of 1940, as amended, or the rules and regulations thereunder, such Act, rules and regulations shall control.

                                         ARTICLE XIII
                                         Severability

        If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

                                          ARTICLE XIV
                                         Counterparts

        This Agreement may be executed in any number of counterparts, and by separate parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

                                           ARTICLE XV
                                           Non-Compete

        The Adviser and Sub-adviser acknowledge that, in the course of providing services under this Agreement, Sub-adviser may be introduced to current or prospective customers (hereinafter a "Customer") of the Fund or any affiliate of the Adviser and, as a result of such introduction may have access to or obtain information about such Customer. In the event said Customer ultimately utilizes the Fund or any affiliate of the Adviser as an investment product provider for any defined contribution plan offered by Customer, Sub-adviser agrees: (a) not knowingly to utilize any confidential information regarding the Customer and/or its employees' participation in such defined contribution plan(s) which Sub-adviser receives as a result of providing services under this Agreement in non-Fund business of the Sub-adviser of its affiliates;

(b) not knowingly to attempt to contact the Customer without prior notification to the Adviser; and

(c) not knowingly to attempt to sell any mutual funds affiliated with Sub-adviser directly to Customer on a stand-alone basis if the Portfolios are included either directly or indirectly in the Customer's defined contribution plan(s).

        In the event such Customer does not utilize the Fund or any affiliate of the Adviser as an investment product provider, Sub-adviser is not subject to any of the foregoing terms and conditions.

        For purposes of this Section XV, defined contribution plan shall mean 401(a), 401(k), 457 and 403(b) plans.

        For purposes of this Section XV, introduction shall mean inclusion of the Portfolios in the defined contribution product offered to that Customer's consideration.

  The following situations are not subject to the provisions of this Section XV:
(a)     Customer has a pre-existing relationship with Sub-adviser; or

(b) Sub-adviser or any of its affiliate makes other funds available to another defined contribution plan product provider and that product provider bids on the Customer's case using publicly available information; or

(c)     no introduction to Customer is made.

                                           ARTICLE XVI
                                            Notices

        Any notice under this Agreement shall be in writing and shall be deemed given (a) upon person delivery, (b) on the first business day after receipted delivery to a courier service that guarantees next business day delivery, under circumstances in which such guaranty is applicable or (c) on the earlier of delivery or three business days after mailing by United States certified mail, postage and fees prepaid, to the appropriate party at the address set forth below, or to such other address as the party so notifies the others in writing.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officials duly authorized, as of the day and year first above written.


Witness:                                    G W CAPITAL MANAGEMENT, LLC


                                                          By:
----------------------------------------------

Name:                                       Name:
                                            Title:
                                            Address:      8515 East Orchard Road
                                                          Greenwood Village, CO  80111
                                                          Attn:  Secretary



Witness:                                    ORCHARD SERIES FUND


                                                          By:
----------------------------------------------

Name:                                       Name:
                                            Title:
                                            Address:      8515 East Orchard Road
                                                          Greenwood Village, CO  80111
                                                          Attn:  Secretary


Witness:                                    BARCLAYS GLOBAL FUND ADVISORS


                                                          By:
----------------------------------------------

Name:                                       Name:
                                            Title:


By:

---------------------------------------------

                                            Name:
                                            Title:

                                            Address:      45 Fremont Street
                                                          San Francisco, CA 94105
                                                          Attn:  Legal Department





                                           Schedule A

Orchard DJIASM Index Fund
Orchard Index 600 Fund
Orchard Nasdaq-100 Index(R) Fund
Orchard S&P 500 Index(R) Fund

                                           Schedule B

Orchard Index 500, Orchard Index 600,
Orchard DJIASM Index, Orchard S&P 500 Index(R)Funds:       First $2.250 billion  0.03%
                                                          Next $1.000 billion   0.02%
                                                          Over $3.250 billion   0.01%







                                            Exhibit B

                     Certain Other Investment Companies Advised by Barclays

Barclays acts as investment adviser or sub-adviser to the following other investment companies that have investment objectives similar to the Equity Index Funds', for compensation at the annual percentage rates of the corresponding average net asset levels of those funds set forth below.

---------------------------- ----------------- -------------------------
----------------------
                             Net Assets of                               Barclays'
Name of Fund                 Other Funds at    Fee Rate                  Relationship to
                             December 31,                                Other Fund (Adviser
                             2000                                        or Sub-Adviser)
---------------------------- ----------------- -------------------------
----------------------
---------------------------- ----------------- -------------------------
----------------------
Master Investment            $2,776,000,451    0.05%                     Advisor
Portfolio S&P 500 Fund

---------------------------- ----------------- -------------------------
----------------------
---------------------------- ----------------- -------------------------
----------------------
American Century Equity      $                 0.05% - 1st $200          Sub-advisor
Index Fund                   548,375,052       million; 0.02% next
                                               $300 million; 0.01%
                                               thereafter

---------------------------- ----------------- -------------------------
----------------------
---------------------------- ----------------- -------------------------
----------------------
Jefferson Pilot S&P 500      $  175,931,207    0.05% - 1st $500          Sub-advisor
Fund                                           million; 0.025% next
                                               $500 million; 0.01%
                                               thereafter

---------------------------- ----------------- -------------------------
----------------------
---------------------------- ----------------- -------------------------
----------------------
Smith Barney S&P 500 Fund    $  106,419,300    0.02%                     Sub-advisor

---------------------------- ----------------- -------------------------
----------------------
---------------------------- ----------------- -------------------------
----------------------
Smith Barney Russell 1000    $1,026,642,683    0.02%                     Sub-advisor
Growth

---------------------------- ----------------- -------------------------
----------------------
---------------------------- ----------------- -------------------------
----------------------
Smith Barney Russell 1000    $  974,098,372    0.02%                     Sub-advisor
Value

---------------------------- ----------------- -------------------------
----------------------
---------------------------- ----------------- -------------------------
----------------------
State Farm Large Cap         $  320,556,474    0.15% - 1st $50           Sub-advisor
Equity Index                                   million; 0.02% next
                                               $500 million; 0.01%
                                               thereafter

---------------------------- ----------------- -------------------------
----------------------
---------------------------- ----------------- -------------------------
----------------------
Vantagepoint S&P 500 Fund    $  610,690,291    0.04% - 1st $500          Sub-advisor
                                               million; 0.02% next
                                               $200 million; 0.01%
                                               thereafter

---------------------------- ----------------- -------------------------
----------------------
---------------------------- ----------------- -------------------------
----------------------
Wells Fargo Trust Index      $  176,001,841    0.20% - 1st $500          Sub-advisor
Allocation Fund                                million; 0.15% next $50
                                               million; 0.10%
                                               thereafter
---------------------------- ----------------- -------------------------
----------------------




                                          PROXY FOR
                                THE MEETING OF SHARHOLDERS OF

                                     ORCHARD SERIES FUND

The undersigned, revoking previous proxies, hereby appoints David G. McLeod, Beverly A. Byrne, and Arnie A. Beckman, or any of them, to be the attorneys and proxies of the undersigned at the Meeting of Shareholders of Orchard Series Fund to be held at 8525 East Orchard Road., Greenwood Village, Colorado, at 11:30 a.m., Mountain Time, on March 30, 2001, and at any adjournment thereof, and to represent and cast the votes held on record by the undersigned on February 15, 2001, upon the proposals below and as set forth in the Notice of Meeting of Shareholders and Proxy Statement for such meeting.


1)      PROPOSAL TO CHANGE THE SUBCLASSIFICATION FROM DIVERSIFIED TO NON-DIVERSIFIED.

        A.  Orchard S&P 500(R) Index Fund

               [  ] FOR                     [  ] AGAINST                [  ] ABSTAIN

        B.  Orchard Index 600 Fund

               [  ] FOR                     [  ] AGAINST                [  ] ABSTAIN

        C.  Orchard Nasdaq-100 Index(R) Fund

               [  ] FOR                     [  ] AGAINST                [  ] ABSTAIN

        D.  Orchard DJIASM Index Fund

               [  ] FOR                     [  ] AGAINST                [  ] ABSTAIN


2)      PROPOSAL TO APPROVE A NEW SUB-ADVISORY AGREEMENT APPOINTING BARCLAYS GLOBAL FUND
        ADVISORS AS SUB-ADVISOR.

        A.  Orchard S&P 500(R) Index Fund

               [  ] FOR                     [  ] AGAINST                [  ] ABSTAIN

        B.  Orchard Index 600 Fund

               [  ] FOR                     [  ] AGAINST                [  ] ABSTAIN

        C.  Orchard Nasdaq-100 Index(R) Fund

               [  ] FOR                     [  ] AGAINST                [  ] ABSTAIN

        D.  Orchard DJIASM Index Fund

               [  ] FOR                     [  ] AGAINST                [  ] ABSTAIN

3)      PROPOSAL TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING CONCENTRATION:

        A.  Orchard S&P 500(R) Index Fund

               [  ] FOR                     [  ] AGAINST                [  ] ABSTAIN

        B.  Orchard Index 600 Fund

               [  ] FOR                     [  ] AGAINST                [  ] ABSTAIN

        C.  Orchard Nasdaq-100 Index(R) Fund

               [  ] FOR                     [  ] AGAINST                [  ] ABSTAIN

        D.  Orchard DJIASM Index Fund

               [  ] FOR                     [  ] AGAINST                [  ] ABSTAIN
4)      In the discretion of the Board of Trustees, on such other business which may properly come before the meeting or any adjournment thereof.

This Proxy will be voted as specified. If no specifications are made, this proxy will be voted in favor of the proposals in accordance with the Board of Trustees recommendations. This Proxy is solicited on behalf of the Board of Trustees.

Name of Contractowner:

Group Policy No.:                           Certificate No.:

Contractowner Number of Votes:


Dated:                            , 2001      ______________________________
       ---------------------------
                                             Signature of Contractowner


Please sign and date your Proxy and return promptly in the accompanying envelope.